UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) OCTOBER 2, 2009

                           INKSURE TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                       0-24431                            84-1417774
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               (Commission File Number)        (IRS Employer Identification No.)


              P.O. Box 7006, Audubon, PA                     19407
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       (Address of Principal Executive Offices)            (Zip Code)

                                 (954) 772-8507
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OF CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     On October 2, 2009, Elie Housman resigned as a director of the Company. At the time of his resignation, Mr. Housman was a member of the Executive Committee of the Board of Directors. Mr. Housman explained the reasons for his resignation in an email to the Board of Directors that is furnished as Exhibit 17.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit 17.1 Text of email sent by Elie Housman to the Board of Directors of the Company on October 2, 2009


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  INKSURE TECHNOLOGIES, INC.
                                                  (Registrant)

                                                  By: /s/ Yaron Meerfeld
                                                  ------------------------------
                                                  Yaron Meerfeld
                                                  Acting Chief Executive Officer

Date: October 8, 2009